CRANE CO.
Income Statement Data
(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
	2014		2013	2014		2013
Net Sales:
Fluid Handling	$324,514		$333,776	$635,351		$646,774
Payment & Merchandising Technologies	184,604		84,831	353,696		174,291
Aerospace & Electronics	177,554		172,392	346,514		337,275
Engineered Materials	63,424		57,747	131,365		117,977
Total Net Sales	$750,096		$648,746	$1,466,926		$1,276,317

Operating Profit (Loss):
Fluid Handling	$52,200		$54,202	$96,701		$100,094
Payment & Merchandising Technologies	18,644		8,868	26,091		19,033
Aerospace & Electronics	35,885		37,041	68,442		77,152
Engineered Materials	9,771		9,172	20,564		17,746
Corporate *	(18,920)		(20,437)	(32,832)		(38,279)
Total Operating Profit	97,580		88,846	178,966		175,746

Interest Income	365		519	753		1,151
Interest Expense	(9,764)		(7,245)	(19,573)		(13,963)
Miscellaneous- Net	(1,514)	**	406	(1,718)	**	286
Income Before Income Taxes	86,667		82,526	158,428		163,220
Provision for Income Taxes	26,758		27,112	49,647		49,864
Net income before allocation to noncontrolling interests	59,909		55,414	108,781		113,356
Less: Noncontrolling interest in subsidiaries' earnings	212		540	400		691
Net income attributable to common shareholders	$59,697		$54,874	$108,381		$112,665

Share Data:
Earnings per Diluted Share	$1.00		$0.93	$1.82		$1.92

Average Diluted Shares Outstanding	59,843		58,828	59,664		58,594
Average Basic Shares Outstanding	58,883		57,908	58,682		57,684

Supplemental Data:
Cost of Sales	$487,537		$426,025	$945,491		$835,844
Selling, General & Administrative	159,174		127,022	317,110		254,986
Repositioning Charges (see non-GAAP measures)	2,146		—	8,196		—
Acquisition Related Charges (see non-GAAP measures)	3,659		6,853	17,163		9,741
Depreciation and Amortization ***	18,158		13,014	39,933		25,724
Stock-Based Compensation Expense	4,942		5,007	10,589		10,386

* Corporate includes $6.5 million for a settlement of a lawsuit recorded in June 2014. Corporate also included acquisition related cost of $0.9 million and $6.9 million for the three months ended June 30, 2014 and 2013, respectively and $2.0 million and $9.7 million for the six months ended June 30, 2014 and 2013, respectively.

** Includes $1.6 million pre-tax loss on sale of a small business divested in June 2014.
*** Amount included within cost of sales and selling, general & administrative costs.

CRANE CO.
Condensed Balance Sheets
(in thousands)

	June 30, 2014	December 31, 2013
ASSETS
Current Assets
Cash and Cash Equivalents	$314,192	$270,643
Accounts Receivable, net	467,497	437,541
Current Insurance Receivable - Asbestos	22,783	22,783
Inventories, net	401,510	368,886
Other Current Assets	55,111	49,239
Total Current Assets	1,261,093	1,149,092

Property, Plant and Equipment, net	305,681	305,055
Long-Term Insurance Receivable - Asbestos	139,197	148,222
Other Assets	679,468	707,922
Goodwill	1,247,324	1,249,316

Total Assets	$3,632,763	$3,559,607

LIABILITIES AND EQUITY
Current Liabilities
Notes Payable and Current Maturities of Long-Term Debt	$153,806	$125,826
Accounts Payable	237,549	229,828
Current Asbestos Liability	88,038	88,038
Accrued Liabilities	242,400	223,148
Income Taxes	2,127	2,062
Total Current Liabilities	723,920	668,902

Long-Term Debt	749,192	749,170
Long-Term Deferred Tax Liability	51,683	76,041
Long-Term Asbestos Liability	570,753	610,530
Other Liabilities	211,488	240,291

Total Equity	1,325,727	1,214,673

Total Liabilities and Equity	$3,632,763	$3,559,607

CRANE CO.
Condensed Statements of Cash Flows
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Operating Activities:
Net income attributable to common shareholders	$59,697	$54,874	$108,381	$112,665
Noncontrolling interest in subsidiaries' earnings	212	540	400	691
Net income before allocations to noncontrolling interests	59,909	55,414	108,781	113,356
Restructuring - Non Cash	588	—	954	—
Depreciation and amortization	18,158	13,014	39,933	25,724
Stock-based compensation expense	4,942	5,007	10,589	10,386
Defined benefit plans and postretirement expense	(2,942)	1,416	(5,850)	2,359
Deferred income taxes	5,904	1,447	10,642	9,647
Cash provided by (used for) operating working capital	14,896	(15,884)	(54,426)	(114,418)
Defined benefit plans and postretirement contributions	(8,257)	(7,705)	(13,018)	(10,521)
Environmental payments, net of reimbursements	(1,987)	(1,970)	(4,670)	(5,475)
Other	(9,200)	(1,344)	(16,909)	8,427
Subtotal	82,011	49,395	76,026	39,485
Asbestos related payments, net of insurance recoveries	(17,827)	(18,447)	(30,752)	(28,940)
Total provided by operating activities	64,184	30,948	45,274	10,545
Investing Activities:
Capital expenditures	(11,297)	(6,566)	(20,690)	(12,039)
Proceeds from disposition of capital assets	834	91	1,065	287
Proceeds from divestiture	2,081	—	2,081	—
Proceeds from acquisition	6,100	—	6,100	—
Total used for investing activities	(2,282)	(6,475)	(11,444)	(11,752)
Financing Activities:
Dividends paid	(17,677)	(16,194)	(35,293)	(32,338)
Stock options exercised - net of shares reacquired	4,095	9,653	7,847	20,042
Excess tax benefit from stock-based compensation	2,320	1,994	7,465	4,922
Change in short-term debt	10,000	12,905	28,000	12,905
Total provided by (used for) financing activities	(1,262)	8,358	8,019	5,531
Effect of exchange rate on cash and cash equivalents	3,278	3,448	1,700	(7,353)
Increase (decrease) in cash and cash equivalents	63,918	36,279	43,549	(3,029)
Cash and cash equivalents at beginning of period	250,274	384,639	270,643	423,947
Cash and cash equivalents at end of period	$314,192	$420,918	$314,192	$420,918

CRANE CO.
Order Backlog
(in thousands)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Fluid Handling *	$369,483	$350,720	$333,860	$355,192	$349,545
Payment & Merchandising Technologies **	69,857	58,787	51,888	23,901	25,641
Aerospace & Electronics	396,835	397,541	361,323	381,830	403,400
Engineered Materials	17,017	16,624	14,661	12,572	14,122
Total Backlog	$853,192	$823,672	$761,732	$773,495	$792,708

* Includes Order Backlog of $5.4 million at March 31, 2014, $5.5 million at December 31, 2013, $4.1 million at September 30, 2013 and $4.0 million at June 30, 2013 pertaining to a business divested in June 2014.

** Includes $39.3 million, $37.0 million and $31.9 million of Order Backlog as of June 30, 2014, March 31, 2014 and December 31, 2013, respectively, pertaining to the MEI/Conlux business acquired in December 2013.

CRANE CO.
Non-GAAP Financial Measures
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,		Percent Change June 30, 2014	Percent Change June 30, 2014
	2014	2013	2014	2013	Three Months	Six Months
INCOME ITEMS
Net Sales	$750,096	$648,746	$1,466,926	$1,276,317	15.6%	14.9%
Operating Profit	97,580	88,846	178,966	175,746	9.8%	1.8%
Percentage of Sales	13.0%	13.7%	12.2%	13.8%
Special Items impacting Operating Profit:
Acquisition transaction costs (a)	—	6,853	—	9,741
Acquisition related inventory and backlog amortization (b)	—	—	4,790	—
Acquisition related integration costs (c)	2,030	—	6,755	—
Acquisition related restructuring costs (d)	1,629	—	5,617	—
Repositioning charges (e)	2,146	—	8,196	—
Lawsuit settlement charge (f)	6,500	—	6,500	—
Operating Profit before Special Items	$109,885	$95,699	$210,824	$185,487	14.8%	13.7%

Percentage of Sales	14.6%	14.8%	14.4%	14.5%

Net Income Attributable to Common Shareholders	$59,697	$54,874	$108,381	$112,665
Per Share	$1.00	$0.93	$1.82	$1.92	6.9%	-5.5%
Special Items impacting Net Income Attributable to Common Shareholders:
Acquisition transaction costs - Net of Tax (a)	—	6,853	—	9,741
Per Share		$0.12		$0.17
Acquisition related inventory and backlog amortization - Net of Tax (b)	—	—	3,018	—
Per Share			$0.05
Acquisition related integration costs - Net of Tax (c)	1,626	—	4,835	—
Per Share	$0.03		$0.08
Acquisition related restructuring costs - Net of Tax (d)	914	—	3,894	—
Per Share	$0.02		$0.07
Repositioning charges - Net of Tax (e)	1,446	—	5,776	—
Per Share	$0.02		$0.10
Lawsuit settlement charge - Net of Tax (f)	4,225	—	4,225	—
Per Share	$0.07		$0.07
Loss on business divestiture - Net of Tax (g)	1,055	—	1,055	—
Per Share	$0.02		$0.02
Withholding taxes related to acquisition funding (h)	—	460	—	460
Per Share		$0.01		$0.01
Net Income Attributable To Common Shareholders Before Special Items	68,963	62,187	131,184	122,866	10.9%	6.8%
Per Share	$1.15	$1.06	$2.20	$2.10	9.0%	4.9%

(a) During the three and six months ended June 30, 2013, the Company recorded transaction costs associated with the acquisition of MEI/Conlux.
(b) During the three months ended March 31, 2014, the Company recorded inventory step-up and backlog amortization relating to the acquisition of MEI/Conlux.
(c) During the three and six months ended June 30, 2014, the Company recorded integration costs associated with the acquisition of MEI/Conlux.
(d) During the three and six months ended June 30, 2014, the Company recorded restructuring costs associated with the acquisition of MEI/Conlux.
(e) During the three and six months ended June 30, 2014, the Company recorded repositioning charges associated with certain facility consolidation activities in our Fluid Handling and Aerospace & Electronics segments. These charges primarily included severance and move costs related to the transfer of certain manufacturing operations.

(f) During the three months ended June 30, 2014, the Company recorded a pre-tax $6.5 million charge related to the settlement of the previously disclosed environmental lawsuits by certain homeowners in Roseland, New Jersey.

(g) During the three month ended June 30, 2014, the Company recorded a loss on the divestiture of a small business.
(h) In the three months ended June 30, 2013, the Company incurred withholding taxes related to the cash marshalling activities supporting the acquisition of MEI.

	2014 Full Year Guidance
2014 Earnings Per Share Guidance	Low	High
Earnings Per Share - GAAP basis	$4.18	$4.38
Acquisition integration costs, inventory step-up and backlog amortization - Net of Tax(i)	0.22	0.22
Anticipated facility repositioning actions, net of real estate divestiture gains - Net of Tax (j)	0.05	0.05
Lawsuit settlement charge - Net of Tax(f)	0.07	0.07
Loss on business divestiture - Net of Tax (g)	0.02	0.02
Earnings Per Share - Non-GAAP basis	$4.55	$4.75

(i) In connection with the MEI/Conlux acquisition, the Company expects to incur transaction and integration related costs, and inventory step up and backlog amortization charges in a range of $18 million to $21 million. The $0.22 represents the estimated Earnings Per Share impact for the mid-point of the $18 million to $21 million range.

(j) In 2014, the Company expects to incur costs associated with facility repositioning actions related to the consolidation of certain smaller manufacturing sites and expects to record gains from the sale of certain Company owned real estate.

	Three Months Ended		Six Months Ended
	June 30,		June 30,		2014 Full Year Guidance
	2014	2013	2014	2013	Low	High
CASH FLOW ITEMS
Cash Provided from Operating Activities before Asbestos - Related Payments	$82,011	$49,395	$76,026	$39,485	$345,000	$354,000
Asbestos Related Payments, Net of Insurance Recoveries	(17,827)	(18,447)	(30,752)	(28,940)	(70,000)	(64,000)
Cash Provided from Operating Activities	64,184	30,948	45,274	10,545	275,000	290,000
Less: Capital Expenditures	(11,297)	(6,566)	(20,690)	(12,039)	(50,000)	(40,000)
Free Cash Flow	$52,887	$24,382	$24,584	$(1,494)	$225,000	$250,000

Certain non-GAAP measures have been provided to facilitate comparison with the prior year.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance.

In addition, Free Cash Flow provides supplemental information to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The measure of Free Cash Flow does not take into consideration certain other non-discretionary cash requirements such as, for example, mandatory principal payments on the Company's long-term debt. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.